Exhibit 99.2

1-NY/2099949.5

FIRST SUPPLEMENTAL INDENTURE

        FIRST SUPPLEMENTAL INDENTURE (this “First Supplemental Indenture”), dated as of November 9, 2006, between Novell, Inc., a Delaware corporation (the “Company”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”).

W I T N E S S E T H

        WHEREAS, the Company and the Trustee are parties to an Indenture dated as of July 2, 2004 (the “Original Indenture,” together with this first amendment, the “Indenture”), providing for the issuance of $600,000,000 aggregate principal amount of 0.50% Convertible Senior Debentures due 2024 (the “Securities”);

        WHEREAS, the Company has commenced a solicitation of consents (the “Solicitation”) from the holders of the Securities (the “Holders”) to certain amendments to the Original Indenture as set forth in the Consent Solicitation Statement, dated as of October 17, 2006, as amended and supplemented on October 31, 2006 and November 7, 2006 (the “Statement”);

        WHEREAS, pursuant to the Solicitation, the Holders of at least a majority in aggregate principal amount of the Securities outstanding have consented to the amendments effected by this First Supplemental Indenture in accordance with the provisions of Section 7.02 of the Indenture;

        WHEREAS, pursuant to Sections 7.06 and 14.05 of the Indenture, there has been delivered to the Trustee on the date hereof an Officers’ Certificate and an Opinion of Counsel certifying that this First Supplemental Indenture complies with applicable provisions of the Indenture.

        NOW THEREFORE, in consideration of the foregoing and the mutual premises and covenants contained herein and for other good and valuable consideration, the parties hereto agree as follows:

1)	DEFINITIONS. Capitalized terms used but not defined in this First Supplemental Indenture shall have the specified meanings set forth in the Original Indenture.

2)	AMENDMENTS TO INDENTURE.

a)	The amendments set forth below will become effective upon the execution and delivery of this First Supplemental Indenture by the Company and the Trustee.

b)	The sections of the Original Indenture identified below will be amended as indicated.

i)	The following defined terms are hereby added to the Indenture in alphabetical order:

(1)	“Expiration Date” means November 9, 2006.

(2)

“SEC Reports” means the Company’s Quarterly Report on Form 10-Q for the three months ended July 31, 2006, and other information, documents and reports which the Company may be required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act.

(3)	“Special Interest” has the meaning specified in Section 9.01 hereof.

ii)

The Indenture is hereby amended by adding a new Section 2.03(c) as follows: “(c) Each Security issued hereunder shall bear the following legend on the face thereof: ‘THIS DEBT INSTRUMENT HAS, FOR FEDERAL INCOME TAX PURPOSES, BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT. HOLDERS MAY CALL THE NOVELL DIRECTOR OF TAX AT 781-464-8000 TO LEARN THE ISSUE PRICE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE AND THE YIELD TO MATURITY OF THIS DEBT INSTRUMENT FOR PURPOSES OF THE ORIGINAL ISSUE DISCOUNT RULES.’"

iii)

The following two sentences are hereby inserted at the end of Section 4.01 of the Indenture: “Notwithstanding any of the foregoing, but subject to the immediately succeeding sentence, the failure of the Company to file reports required to be filed with the SEC under the Exchange Act or to comply with Section 9.04(a) or Section 9.05 of this Indenture or §314 of the TIA before 5:30 p.m., New York City time, on May 31, 2007 shall not constitute a Default under clause (d) above. If, however, as of 5:30 p.m., New York City time, on May 31, 2007, the Company shall not have (1) filed the SEC Reports with the SEC in a form that causes the Company to be current in all material respects in its filing obligations under the Exchange Act and (2) provided such SEC Reports, and any required Officers’ Certificates pursuant to Section 9.05 of this Indenture, to the Trustee, any Default arising from the Company’s failure to file reports required to be filed with the SEC under the Exchange Act or to comply with Section 9.04(a) or Section 9.05 of this Indenture or Section §314 of the TIA that has occurred and remains uncured as of May 31, 2007 shall be deemed to have occurred on May 31, 2007.”

iv)

The following two sentences are hereby inserted at the end of Section 9.01 of the Indenture: “In addition to any other payment required by the Securities and the Indenture, the Company shall pay special interest at a rate equal to 7.33% per annum (payable semi-annually) from and after the Expiration Date to, but excluding, the first anniversary of the Expiration Date (“Special Interest”). Special Interest payable pursuant to this Section 9.01 shall be paid in the same manner that regular interest is paid under the Indenture and the Securities.”

v)	Section 12.01 of the Indenture is hereby amended by Schedule A to the Indenture being deleted and replaced in its entirety by the following:

                                                                                                              SCHEDULE A

                                                 Additional Shares Table
                                                       Stock Price
Effective Date        $8.23    $9.00   $10.00   $11.00   $12.00   $13.00   $14.00  $20.00  $25.00  $30.00  $40.00  $50.00

     July 15, 2004  34.7162  34.7162  30.4050  25.9314  22.3694  19.4865  17.1204  8.9874  5.9139  4.1759  2.4038  0.0000

     July 15, 2005  34.7162  34.7162  30.0767  25.4503  21.7924  18.8528  16.4571  8.3928  5.4529  3.8340  2.2293  0.0000

     July 15, 2006  34.7162  34.7162  30.0647  25.1645  21.3265  18.2723  15.8081  7.7575  4.9726  3.4957  2.0835  0.0000

  November 9, 2006  34.7162  34.7162  29.9253  24.9132  21.0071  17.9152  15.4340  7.4570  4.7707  3.3693  2.0438  0.0000

  January 14, 2007  34.7162  34.7162  29.8478  24.7716  20.8266  17.7130  15.2221  7.2866  4.6563  3.2979  2.0217  0.0000

  January 15, 2007  34.7162  34.7162  28.5028  23.5478  19.7040  16.6762  14.2589  6.6120  4.1170  2.8488  1.6854  0.0000

     July 14, 2007  34.7162  34.7162  28.2431  23.1160  19.1685  16.0841  13.6424  6.1198  3.7835  2.6368  1.6129  0.0000

     July 15, 2007  34.7162  30.9446  24.5767  19.7818  16.1114  13.2615  11.0212  4.2845  2.3157  1.4139  0.6962  0.0000

  November 9, 2007  34.7162  30.6020  23.9680  19.0205  15.2767  12.4074  10.1830  3.7679  2.0248  1.2578  0.6665  0.0000

  January 14, 2008  34.7162  30.4073  23.6215  18.5869  14.8013  11.9209  9.7055   3.4736  1.8593  1.1689  0.6497  0.0000

  January 15, 2008  34.4664  27.8252  21.2950  16.4701  12.8597  10.1279  8.0402   2.3085  0.9282  0.3939  0.0691  0.0000

     July 15, 2008  34.3067  27.1858  20.2453  15.1874  11.4679  8.7111   6.6535   1.4484  0.4335  0.1178  0.0000  0.0000

     July 15, 2009   0.0000   0.0000   0.0000   0.0000   0.0000  0.0000   0.0000   0.0000  0.0000  0.0000  0.0000  0.0000
3)

RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURE PART OF INDENTURE. Except as expressly amended hereby, the Original Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This First Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities (whether heretofore or hereafter authenticated and delivered) shall be bound hereby.

4)

GOVERNING LAW. This First Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the state of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

5)	TRUSTEE MAKES NO REPRESENTATION. The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture.

6)	COUNTERPARTS. The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

7)	EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not effect the construction thereof.

8)

CONFLICT WITH TIA. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this First Supplemental Indenture by any provision of the Trust Indenture Act of 1939, as amended, such required provision shall control.

9)	SUCCESSORS AND ASSIGNS. All covenants and agreements in this First Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

10)

SEPARABILITY CLAUSE. In case any provision in this First Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the date first written above.

COMPANY: NOVELL, INC.
By /s/ Joseph A. LaSala, Jr. Name: Joseph A. LaSala, Jr. Title: SVP, General Counsel and Secretary

TRUSTEE: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee
By /s/ Julie J. Becker Name: Julie J. Becker Title: Vice President